EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Liu Wei Hong, Director and Chief Executive Officer of Next Technology Holdings Inc. (the “Company”), do hereby certify, in connection with Quarterly Report on Form 10-Q for the quarter ended June 30, 2024 (the “Report”) of the Company, the undersigned, in the capacity and on the date indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 21, 2024	By:	/s/ Wei Hong Liu
Liu Wei Hong
Chief Executive Officer
(principal executive officer)